Exhibit 10.29

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (this “Agreement”) dated as of the 7th day of October, 2005 by and among STONEPATH HOLDINGS (HONG KONG) LIMITED, a company incorporated under the laws of Hong Kong (“Holdings”), STONEPATH GROUP, INC., a Delaware corporation (“Group”), HONG KONG LEAGUE CENTRAL CREDIT UNION, a company incorporated under the laws of Hong Kong (“Lender”), and SBI ADVISORS, LLC, a California limited liability company, in its capacity as agent for Lender (“Agent”).

WITNESSETH:

WHEREAS, Holdings, Lender, and Agent are parties to the Term Credit Agreement dated October 27, 2004 (the “Term Credit Agreement”) pursuant to which Lender has agreed to make loans to Holdings in the aggregate principal amount of $10,000,000;

WHEREAS, term loans are outstanding under the Term Credit Agreement in the aggregate principal amount of $5,000,000;

WHEREAS, the outstanding loans under the Term Credit Agreement are secured by (i) a Floating Charge Over Accounts Receivables dated October 27, 2004 by and among Stonepath Logistics (Hong Kong) Limited, Lender, and Agent; (ii) a Floating Charge Over Accounts Receivables dated October 27, 2004 by and among G Link Express Logistics (Singapore) Pte. Ltd., Lender and Agent; and (iii) a Floating Charge Over Accounts Receivables dated October 27, 2004 by and among Planet Logistics Express (Singapore) Pte. Ltd., Lender, and Agent (collectively, the “Floating Charges”); and

WHEREAS, Group has guaranteed the obligations of Holdings under the Term Credit Agreement and the obligations of the chargors under the Floating Charges pursuant to the terms of a Guaranty dated October 27, 2004 (the “Guaranty”) in favor of Lender; and

WHEREAS, Holdings, Group, Lender, and Agent, have agreed to (i) exchange $3,000,000 of the principal amount outstanding under the Term Credit Agreement for newly issued preferred shares of Holdings which are exchangeable for shares of common stock of Group, (ii) extend the date for the repayment of $1,000,000 of the remaining $2,000,000 principal amount outstanding under the Term Credit Agreement, (iii) terminate the Floating Charges and the security interests created thereby, and (iv) have Group issue to Lender warrants to purchase shares of Group’s common stock, all upon the terms and conditions set forth in this Agreement and the agreements and documents attached as exhibits to this Agreement.

NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

1.                                       Definitions. The following terms shall have the following meanings when used in this Agreement:

“Act” means the United States Securities Act of 1933, and the rules and regulations promulgated thereunder by the SEC.

“Amendment to Term Credit Agreement” means the Amendment to Term Credit Agreement attached to this Agreement as Exhibit A.

“Ancillary Agreements” means the Amendment to Term Credit Agreement, Preferred Shares Exchange Agreement, and Warrants.

“Business Day” means a day (a) other than a Saturday or Sunday and (b) on which commercial banks are open for business in New York, New York and Los Angeles, California.

“Common Stock” means the shares of common stock of Group.

“Exchange Shares” means the shares of Common Stock of Group issuable pursuant to the Preferred Shares Exchange Agreement.

“Person” means an individual, a partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

“Preferred Shares Exchange Agreement” means the Preferred Shares Exchange Agreement attached to this Agreement as Exhibit B.

“Preferred Shares” means the preferred shares of Holdings, having the rights, designation, number, powers, preferences, limitations, and restrictions set forth in Exhibit C to this Agreement.

“Registrable Securities” means the Exchange Shares and the Warrant Shares, but the term “Registrable Securities” excludes (i) any securities that have been publicly sold or may be immediately, freely sold without registration under the Act either pursuant to Rule 144 under the Act or otherwise, (ii) any securities sold by a person in a transaction pursuant to a registration statement filed under the Act or (iii) any securities that are at the time subject to an effective registration statement under the Act.

“SEC” means the United States Securities and Exchange Commission.

“Shares” means the Preferred Shares, Exchange Shares, and Warrant Shares.

“Warrant Shares” means the shares of Common Stock of Group issuable pursuant to the Warrant.

“Warrant” means the warrant to purchase Common Stock of Group attached to this Agreement as Exhibit D.

2.                                       Exchange Transactions.

Subject to the terms and conditions hereof, the parties shall, on a date within two (2) Business Days after the date that the Preferred Shares may be issued under Hong Kong law or on such later date as the parties may agree, take the following actions, each of which shall be deemed to have occurred simultaneously with the others:

(a)                                  Holdings will issue Thirty Thousand (30,000) Preferred Shares to Lender;

(b)                                 Group, Holdings, Lender, and Agent will enter into the Preferred Shares Exchange Agreement;

(c)                                  Group will issue a Warrant to purchase Two Hundred Seventy Seven Thousand Seven Hundred Seventy Eight (277,778) Warrant Shares of Group to Lender;

(d)                                 The outstanding principal balance of the Term Loans (as that term is defined in the Term Credit Agreement) will be reduced from $5,000,000 to $2,000,000 and the Lender will reflect such reduction in its internal records pursuant to paragraph 2 of the Term Note (as that term is defined in the Term Credit Agreement);

(e)                                  The maturity date of $1,000,000 of the remaining outstanding principal amount under the Term Credit Agreement will be extended to November 4, 2007 in consideration of the payment of a $10,000 extension fee by Holdings;

(f)                                    The Floating Charges and the floating charges granted thereunder will terminate and Lender and Agent will take all such action is necessary to terminate those charges of record;

(g)                                 Group, Holdings, Lender, and Agent will enter into the Amendment to Term Credit Agreement; and

(h)                                 Group will pay Agent a fee of $25,000 and reimburse its legal expenses up to a maximum amount of $10,000.

2.                                       Representations and Warranties of Group and Holdings.

Holdings and Group hereby represent and warrant to Agent and Lender as follows:

(a)                                  Legal Status.  Holdings is a corporation with limited liability and validly existing under the laws of Hong Kong and has full power to carry on its business as it is now being conducted. Group is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has full power to carry on its business as it is now being conducted.

(b)                                 Authorization and Validity.  This Agreement and the Ancillary Agreements have been duly authorized, and upon their execution and delivery in accordance with the provisions hereof and thereof will constitute legal, valid and binding agreements and obligations of Group and Holdings, as the case may be, enforceable in accordance with their respective terms.

(c)                                  No Conflict.  The execution, delivery, and performance by Holdings and Group of this Agreement and the Ancillary Agreements to which they are a party do not and will not conflict with the terms of the charter documents of Holdings or Group, as the case may be; violate any provision of any judgment, decree or order of any court or governmental authority by which Holdings or Group, as the case may be, is bound, or any provision of any law or regulation applicable to Holdings or Borrower, as the case may be; or result in a breach of or constitute a default under any material contract, obligation, indenture, or other instrument to which Holdings or Group, as the case may be, is a party or by which Holdings or Group, as the case may be, may be bound.

(d)                                 No Consents.  The execution, delivery, and performance by Holdings and Group of this Agreement and the Ancillary Agreements to which they are a party do not and will not require any authorization, approval, or other action by, or notice to or filing with, any governmental authority, regulatory body, or any other person or entity, except such filings as may be required under Federal or state securities laws or regulations.

(e)                                  Reservation and Issuance of Exchange Shares and Warrant Shares.  The requisite number of Exchange Shares and Warrant Shares issuable pursuant to the Preferred Shares Exchange Agreement and the Warrants has been duly authorized and reserved for issuance and no further corporate action is required for the valid issuance of such Exchange Shares or Warrant Shares. Upon issuance pursuant to the Preferred Shares Exchange Agreement or the Warrants, the Exchange Shares and Warrant Shares, as the case may be, will be validly issued, fully paid, and non-assessable.

3.                                       Representations and Warranties of Lender and Agent .

Lender and Agent represent and warrant to Holdings and Group as follows:

(a)                                  Legal Status.  Lender is a corporation with limited liability and validly existing under the laws of Hong Kong and has full power to carry on its business as it is now being conducted. Agent is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has full power to carry on its business as it is now being conducted.

(b)                                 Authorization and Validity.  This Agreement and the Ancillary Agreements  have been duly authorized, and upon their execution and delivery in accordance with the provisions hereof and thereof will constitute legal, valid and binding agreements and obligations of Lender and Agent, as the case may be, enforceable in accordance with their respective terms.

(c)                                  No Conflict.  The execution, delivery, and performance by Lender and Agent of this Agreement and the Ancillary Agreements to which they are a party do not and will not conflict with the terms of the charter documents of Lender or Agent, as the case may be; violate any provision of any judgment, decree or order of any court or governmental authority by which Lender or Agent, as the case may be, is bound, or any provision of any law or regulation applicable to Lender or Agent, as the case may be, or result in a breach of or constitute a default under any material contract, obligation, indenture, or other instrument to which Lender or Agent, as the case may be, is a party or by which Lender or Agent, as the case may be, may be bound.

(d)                                 No Consents.  The execution, delivery, and performance by Lender and Agent of this Agreement and the Ancillary Agreements to which they are a party do not and will not require any authorization, approval, or other action by, or notice to or filing with, any governmental authority, regulatory body, or any other person or entity, except such filings as may be required under Federal or state securities laws or regulations.

(e)                                  Accredited Investor.  Each of Lender and Agent has such knowledge and experience in business and financial matters such that it is capable of evaluating the merits and risks of purchasing the Shares.  Each of Lender and Agent is an “accredited investor” as that term is defined in Rule 501 of Regulation D of the Act.

(f)                                    Loss of Investment.  Lender’s (i) overall commitment to investments which are not readily marketable is not disproportionate to its net worth; (ii) investment in the Shares will not cause such overall commitment to become excessive; (iii) can afford to bear the loss of its entire investment in the Shares; and (iv) has adequate means of providing for its current needs and has no need for liquidity in its investment in the Shares.

(g)                                 Investment Intent.

(i)                                     Each of Lender and Agent hereby acknowledges that it has been advised that the offer and sale of the Shares covered by this Agreement and the Ancillary Agreements has not been registered with, or reviewed by, the SEC because it is intended to be a non-public offering pursuant to Section 4(2) and Rule 506 of Regulation D of the Act.  Each of Lender and Agent represents that the Shares are being, and will be, purchased for Lender’s own account and not on behalf of any other person, for investment purposes only and not with a view towards distribution or resale to others. Each of Lender and Agent agrees that it will not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Shares unless they are registered under the Act or unless in the opinion of counsel an exemption from such registration is available, such counsel and such opinion to be satisfactory to Holdings or Group, as the case may be.  Each of Lender and Agent understands that the Shares have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the investment intention of Lender; and

(ii)                                  The Shares and any certificates issued in replacement therefor or upon conversion thereof shall bear the following legend, in addition to any other legend required by law or otherwise:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, OR THE RULES AND REGULATIONS THEREUNDER.”

(h)                                 State Securities Laws.  Each of Lender and Agent understands that no securities administrator of any state has made any finding or determination relating to the fairness of an investment in the Shares and that no securities administrator of any state has recommended or endorsed, or will recommend or endorse, the offering of the Shares.

(i)                                     Access to Information.  Lender and Agent have had access to, and an opportunity to review all material and relevant information concerning Holdings and Group, its management, financial condition, capitalization, market information, properties and prospects, including all reports, registration statements, and other filings with the SEC filed since January, 2005, necessary to enable them to make an informed investment decision with respect to its investment in the Shares.  Lender and Agent each acknowledge that it has had the opportunity to ask questions of and receive answers from, and to obtain additional information from, representatives of Holdings and Group concerning the terms and conditions of the acquisition of the Shares and the present and proposed business and financial condition of Group and Holdings, and has had all such questions answered to its satisfaction and has been supplied all information requested.

(j)                                     Understanding of Investment Risks.    Prior to making an investment in the Shares, Lender and Agent have fully considered, among other things, the business risks enumerated in Group’s Form 10-K for the year ended December 31, 2004, and any other risk factors that have been included within any reports or registration statements filed with the SEC.

4.                                       Registration Rights.

(a)           Piggyback Registration.  If Group shall determine to register for sale for cash any shares of its Common Stock, for its own account or for the account of others, other than (i) a registration relating solely to employee benefit plans or securities issued or issuable to employees, directors, or  consultants (to the extent the securities owned or to be owned by such consultants could be registered on Form S-8), (ii) a registration relating solely to a transaction pursuant to Rule 145 under the Securities Act, or (iii) a registration on Form S-4 in connection with a merger, acquisition, divestiture, reorganization or similar event, Group shall promptly give to Lender and Agent written notice thereof (and in no event shall such notice be given less than 10 Business Days prior to the filing of such registration statement), and shall, subject to Section 4(b) hereof, include in such registration (a “Piggyback Registration”), all of the Registrable Securities specified in a written request or requests, made within five days after receipt of such written notice from Group, by Lender or Agent. However, Group may, without the consent of the Lender or Agent, withdraw such registration statement prior to its becoming effective if Group or such other stockholders have elected to abandon the proposal to register the securities proposed to be registered thereby.

(b)                                 Underwriting.  If a Piggyback Registration is for a registered public offering involving an underwriting, Group shall so advise Lender and Agent in writing or as a part of the written notice given pursuant to Section 4(a) hereof.  In such event, the right of Lender to registration pursuant to Section 4(a) hereof shall be conditioned upon its participation in such underwriting and the inclusion of its Registrable Securities in the underwriting to the extent provided herein.  In the event Lender proposes to distribute its securities through such underwriting, it shall (together with Group and any other stockholders of Group distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriters selected for such underwriting by Group or selling stockholders, as applicable.  Notwithstanding any other provision of this Section 4(b), if the lead underwriter or Group determines that marketing factors require a limitation of the number of shares to be underwritten, the lead underwriter or Group may exclude some or all of the Registrable Securities from such registration and underwriting.  The Company shall so advise Lender and Agent, and the number of shares of Registrable Securities that may be included in the registration and underwriting, if any, shall be allocated as follows:

(i)                                     In the event of a Piggyback Registration that is initiated by Group, the number of shares that may be included in the registration and underwriting shall be allocated first to Group and then, subject to obligations and commitments existing as of the date hereof, to all selling stockholders, including Lender, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included; and

(ii)                                  In the event of a Piggyback Registration that is initiated by the exercise of demand registration rights by a stockholder or stockholders of Group, then the number of shares that may be included in the registration and underwriting shall be allocated first to such selling stockholders who exercised such demand and then, subject to obligations and commitments existing as of the date hereof, to all other selling stockholders, including Lender, who have requested to sell in the registration, on a pro rata basis according to the number of shares requested to be included.

No Registrable Securities excluded from the underwriting by reason of marketing limitations shall be included in such registration.  If Lender or Agent disapproves of the terms of any such underwriting, it may elect to withdraw its Registrable Securities therefrom by written notice to Group and the lead underwriter.

(c)                                  Registration Procedures. In the event Registrable Securities of Lender are included in a registration statement (the “Registration Statement”) pursuant to this Section 4, Group shall:

(i)                                     furnish to Lender such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus), as it may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement;

(ii)                                  use all commercially reasonable efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as Lender shall reasonably request; provided, however, that Group shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(iii)                               immediately notify the Lender and Agent at any time when a prospectus is required to be delivered under the Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made;

 (iv)                           if the common stock of Group is listed on any securities exchange or automated quotation system, Group shall use commercially reasonable efforts to list (with the listing application being made at the time of the filing of such Registration Statement or as soon thereafter as is reasonably practicable) the Registrable Securities covered by such Registration Statement on such exchange or automated quotation system;

(v)                                 notify Lender if there are any amendments to the Registration Statement, any requests by the SEC to supplement or amend the Registration Statement, or any threat by the SEC or state securities commission to undertake a stop order with respect to sales under the Registration Statement; and

(vi)                              cooperate in the timely removal of any restrictive legends from the certificates for the Registrable Securities in connection with the resale of such shares covered by an effective Registration Statement.

(d)                                 Expenses.

(i)                                     For the purposes of this Section 4(d), the term “Registration Expenses” shall mean: all expenses incurred by Group in complying with Sections 4(a), (b), and (c) of this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for Group and independent public accountants for Group, blue sky fees, fees of the National Association of Securities Dealers, Inc., fees and expenses of listing the Registrable Securities on any securities exchange or automated quotation system on which Group’s shares are listed and fees of transfer agents and registrars.  The term “Selling Expenses” shall mean: all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities and any fees of counsel to Lender or Agent.

(ii)                                  Except as otherwise provided herein, Group will pay all Registration Expenses in connection with the Registration Statements filed pursuant to Section 4(a) of this Agreement.  All Selling Expenses in connection with any Registration Statements filed pursuant to Section 4(a) of this Agreement shall be borne by Lender and Agent.

(e)                                  Obligations of Lender.

(i)                                     In connection with each registration hereunder, Lender will furnish to Group in writing such information with respect to it and the securities held by it, and the proposed distribution by it as shall be reasonably requested by Group in order to assure compliance with Federal and applicable state securities laws, as a condition precedent to including such party’s Registrable Securities in the Registration Statement. Lender shall also promptly notify Group of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances then existing.

(ii)                                  In connection with any registration pursuant to this Section, any party whose shares are included therein will not effect sales thereof until notified by Group of the effectiveness of the Registration Statement, and thereafter will suspend such sales after receipt of telegraphic or written notice from Group to suspend sales either (A) to permit Group to correct or update a Registration Statement or prospectus, or (B) because such sales would require the disclosure of material non-public information.

(f)                                    Indemnification

(i)                                     Group agrees to indemnify, to the extent permitted by law, Lender, its officers and directors and each Person who controls them (within the meaning of the Act) against all losses, claims, damages, liabilities and expenses caused by any untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Group will not be liable in any such case if and to the extent that (A) any such loss, claim, damage or liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of Lender or any such other Person in writing specifically for use in any such document, (B) if the Person asserting any such loss, claim, damage, liability who purchased the Registrable Securities that are the subject thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person because of the failure of Lender to so provide such amended preliminary or final prospectus (or final prospectus as amended or supplemented) and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in such preliminary prospectus or final prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented), or (C) to the extent that the Lender failed to comply with the terms of the plan of distribution mechanics described in the applicable prospectus.

(ii)                                  In connection with any Registration Statement in which Lender is participating, each such party shall furnish to Group in writing such information and affidavits as Group reasonably requests for use in connection with any such Registration Statement or prospectus and, to the extent permitted by law, shall indemnify Group, its directors and officers and each Person who controls Group (within the meaning of the Act) against any losses, claims, damages, liabilities and expenses resulting from: (A) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of Lender or any such other person in writing specifically for use in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (B) the failure by Lender to furnish a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities or (C) the failure by Lender to comply with the terms of the plan of distribution mechanics described in the applicable prospectus.

(iii)                               Any Person entitled to indemnification hereunder shall (x) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (y) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(g)                                 Assignment. The rights of Lender under this Section 4 may be assigned to a party to which Lender has transferred its Shares; provided, that no such assignment shall be effective until such assignee has entered into an agreement, satisfactory in form and substance to Group, agreeing to be bound by the provisions of this Section 4; provided further, that Group shall have no obligation to amend any Registration Statement to reflect such assignment.

5.                                       Miscellaneous.

(a)                                  Notices.  Except as otherwise expressly provided herein, any notice herein required or permitted to be given shall be in writing and shall be deemed effective when personally delivered, mailed, telecopied (with a confirming copy sent by mail) or delivered by telex to the appropriate party at the address set forth below (or at such other address as may be designated by either party in a written notice sent in accordance with this Section):

In the case of  Group:

Stonepath Group, Inc.

World Trade Center

2200 Alaskan Way, Suite 200

Seattle, Washington 98121

Attention:  Mr. Robert Arovas, President

Telecopier No. (206) 336-5401

With a copy to:

Brian S. North, Esquire

Buchanan Ingersoll PC

1835 Market Street, 14th Floor

Philadelphia, PA  19103

Telecopier No. (215) 665-8760

In the case of Holdings:

Stonepath Holdings (Hong Kong) Limited

Unit 2602, 26th Floor, Miramar Tower

132 Nathan Road

Tsimshatsui, Kowloon

Hong Kong

Telecopier No. [*]

With a copy to:

Brian S. North, Esquire

Buchanan Ingersoll PC

1835 Market Street, 14th Floor

Philadelphia, PA  19103

Telecopier No. (215) 665-8760

In the case of Lender:

Hong Kong League Central Credit Union

Party Room 1-2, G/F Kam Wah House

Choi Hung Estate

Kowloon, Hong Kong

Telecopier No: 852 3101 0332

With copies to:

David L. Ficksman, Esquire

Troy & Gould

1801 Century Park East, 16th Floor

Los Angeles, California 90067

Telecopier No. (310) 201-4746

and

SBI Advisors, LLC

2361 Campus Drive, Suite 210

Irvine, CA  92612

Telecopier No.: 949-679-7280

In the case of the Agent:

SBI Advisors, LLC

2361 Campus Drive, Suite 210

Irvine, CA  92612

Telecopier No.: 949-679-7280

With a copy to:

David L. Ficksman, Esquire

Troy & Gould

1801 Century Park East, 16th Floor

Los Angeles, California 90067

Telecopier No. (310) 201-4746

(b)                                 Severability.  In case any provision in this Agreement or the Ancillary Agreements shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of such contract and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(c)                                  Applicable Law.  This Agreement shall be governed by the laws of Delaware, exclusive of its conflicts of laws and choice of laws rules that would or may cause the application of the laws of any jurisdiction other than Delaware.

(d)                                 Counterparts; Facsimile Signatures.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile signatures to this Agreement shall be deemed to be original signatures.

(e)                                  Section Headings.  The various headings used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretations of this Agreement or any provision hereof.

(f)                                    Attorneys’ Fees.  In the event any party institutes any action or proceeding to enforce the terms and conditions of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees and costs.

(g)                                 WAIVER OF TRIAL BY JURY.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE ANCILLARY AGREEMENTS, THE SUBJECT MATTER HEREOF AND THEREOF OR ANY DOCUMENT RELATING HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT, TORT OR OTHERWISE.

(h)                                 Further Assurances. From time to time on and after the date of this Agreement, each party hereto will promptly execute and deliver all such further instruments and assurances, and will promptly take all such further actions, as the other party may reasonably request in order more effectively to effect or confirm the transactions contemplated by this Agreement and/or any of the Ancillary Agreements and to carry out the purposes hereof and thereof.

IN WITNESS WHEREOF, the parties hereto do execute this Agreement as of the date first above written.

STONEPATH HOLDINGS
(HONG KONG) LIMITED

By:	/s/ Robert Arovas

Name:	Robert Arovas

Its:	Director

STONEPATH GROUP, INC.

By:	/s/ Robert Arovas

Name:	Robert Arovas

Its:	President

SBI ADVISORS, LLC, solely in its capacity as Agent hereunder

By:	/s/ Shelly Singhal

Name:	Shelly Singhal

Its:	Manager

HONG KONG LEAGUE CENTRAL CREDIT UNION

By:	/s/ Shelly Singhal

Name:	Shelly Singhal

Its:	Advisor

EXHIBIT A

AMENDMENT TO

TERM CREDIT AGREEMENT

THIS AMENDMENT TO TERM CREDIT AGREEMENT (this “Amendment”) is made and entered into as of October    , 2005 by and among STONEPATH HOLDINGS (HONG KONG) LIMITED a company incorporated under the laws of Hong Kong (“Borrower”), HONG KONG LEAGUE CENTRAL CREDIT UNION, in its capacity as a lender hereunder (“Lender”) and SBI ADVISORS, LLC, a California limited liability company, in its capacity as agent for Lender (“Agent”), with reference to the following:

WITNESSETH:

WHEREAS, Lender, Agent, and Borrower are parties to the Term Credit Agreement dated October 27, 2004 (the “Initial Term Credit Agreement”) pursuant to which Lender agreed to make term loans to Borrower in an aggregate amount not to exceed $10 million, of which the aggregate principal amount of $5,000,000 is outstanding; and

WHEREAS, pursuant to the terms of an Exchange Agreement dated the date hereof (the “Exchange Agreement”) by and among Lender, Agent, Borrower and Stonepath Group, Inc. (“Group”) have agreed to (i) exchange $3,000,000 of the principal amount outstanding under the Initial Term Credit Agreement for newly issued preferred shares of Borrower which are exchangeable for shares of common stock of Group, (ii) extend the date for the repayment of $1,000,000 of the remaining $2,000,000 principal amount outstanding under the Initial Term Credit Agreement, (iii) terminate the Security Agreements and the security interests created thereby, and (iv) have Group issue to Lender a warrant to purchase shares of Group’s common stock; and

WHEREAS, the parties have agreed to amend the Initial Term Credit Agreement to give effect to these transactions.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the delivery, receipt, and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Initial Term Credit Agreement as follows:

1.                                       Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Initial Term Credit Agreement.

2.                                       Amendments.

(a)                                  Definitions. The definitions “Advance Request,” “Collateral,” “Lien,” “Permitted Lien,” and “Secured Obligations” are hereby deleted from Section 1 of the Initial Term Credit Agreement. The definition of “Maturity Date” is hereby replaced with the following definition:

“‘Maturity Dates’ has the meaning set forth in SECTION 2(B).”

(b)                                 Term Loan Advances. Section 2(a) of the Initial Term Credit Agreement is revised to read in its entirety as follows:

“Term Loan Advances. Lender has made term loans to Borrower in the aggregate principal amount of Five Million Dollars ($5,000,000) (the “Term Loans”). Contemporaneously with the execution and delivery of the Amendment to Term Credit Agreement, Lender has exchanged Three Million Dollars ($3,000,000) of the outstanding principal amount of the Term Loans for preferred shares of Borrower, thereby reducing the remaining principal amount of the Term Loans to Two Million Dollars ($2,000,000). The Term Loans may be repaid at any time prior to the Maturity Dates without premium or penalty, but may not be reborrowed once repaid. No further Term Loans shall be advanced by Lender. “

(c)                                  Term.                  Section 2(b) of the Initial Term Credit Agreement is revised to read in its entirety as follows:

“Term. One Million Dollars ($1,000,000) in outstanding principal amount of the Term Loans, and accrued but unpaid interest on such principal amount shall, subject to Section 2(c) below, be payable on November 4, 2005 (the “First Maturity Date”). All remaining unpaid principal and accrued, but unpaid interest of the Term Loans and other amounts payable hereunder shall, subject to Section 2(c) below, be payable in full on November 4, 2007 (the “Second Maturity Date” and collectively with the First Maturity Date, the “Maturity Dates”).”

(d)                                 Events of Default. Section 8(c) of the Initial Term Credit Agreement is revised to read in its entirety as follows: “[INTENTIONALLY OMITTED].”

(e)                                  Notices. The address for Borrower in Section 11(c) of the Initial Term Credit Agreement is hereby revised to read as follows:

If to Borrower:                                                               Stonepath Holdings (Hong Kong) Limited

Unit 2602, 26th Floor,  Miramar Tower

132 Nathan Road, Tsimshatsui, Kowloon,

Hong Kong

with copies to:                  Stonepath Group, Inc.

World Trade Center

2200 Alaskan Way, Suite 200

Seattle, Washington 98121

Attention:  Mr. Robert Arovas, President

Telecopier No.: 206-336-5401

and

2

Brian S. North, Esquire

Buchanan Ingersoll PC

1835 Market Street, 14th Floor

Philadelphia, PA  19103

Telecopier No. (215) 665-8760

3.                                       Termination of Security Agreements; Release of Collateral.  All Security Agreements, including, without limitation, the Floating Charge Over Accounts Receivables dated October 27, 2004 between Stonepath Logistics (Hong Kong) Limited, Lender, and Agent, the Floating Charge Over Accounts Recievables dated October 27, 2004 between G Link Express Logistics (Singapore) Pte.Ltd, Lender and Agent, and the Floating Charge Over Accounts Recievables dated October 27, 2004 between Planet Logistics Express (Singapore) Pte Ltd., Lender, and Agent are hereby terminated.  Lender and Agent hereby release any and all security interests, liens, charges, and other interests they have in any collateral, whether granted under the Security Agreements or otherwise, and agree to take all such action as may be reasonably requested by Borrower to terminate such security interests, liens, charges, and other interests of record.

4.                                       Ratification  of Initial Term Credit Agreement.  Except as expressly set forth herein, all of the terms and conditions of the Initial Term Credit Agreement are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Term Credit Agreement shall mean the Term Credit Agreement as modified by this Amendment. No modification hereof shall be binding or enforceable unless in writing and signed by the party against whom enforcement is sought.

5.                                       Counterparts; Facsimile Signatures.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile signatures to this Agreement shall be deemed to be original signatures.

IN WITNESS WHEREOF, the parties hereto do execute this Agreement as of the date first above written.

STONEPATH HOLDINGS
(HONG KONG) LIMITED

By:
Name:
Its:

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SBI ADVISORS, LLC, solely in its capacity as Agent

By:
Name:
Its:

HONG KONG LEAGUE CENTRAL CREDIT UNION

By:
Name:
Its:

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EXHIBIT B

PREFERRED SHARES EXCHANGE AGREEMENT

PREFERRED SHARES EXCHANGE AGREEMENT (this “Agreement”) dated as of the      day of October, 2005 by and among STONEPATH GROUP, INC., a Delaware corporation (“Group”), STONEPATH HOLDINGS (HONG KONG) LIMITED, a company incorporated under the laws of Hong Kong (“Holdings”), HONG KONG LEAGUE CENTRAL CREDIT UNION, a company incorporated under the laws of Hong Kong (“Lender”), and SBI ADVISORS, LLC, a California limited liability company, in its capacity as agent for Lender (“Agent”).

WITNESSETH:

WHEREAS, Stonepath Holdings (Hong Kong) Limited (“Holdings”), Group, Lender, and Agent  are parties to an Exchange Agreement dated as of October 7, 2005 pursuant to which, among other things, Holdings has issued Preferred Shares of Holdings (the “Preferred Shares”) to Lender on the date hereof; and

WHEREAS, the parties hereto have entered into this Agreement to provide for the terms upon which the Preferred Shares are exchangeable for shares of Common Stock of Group.

NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

1.                                       Definitions. The following terms shall have the following meanings when used in this Agreement:

“Closing Price” means the closing price of the Common Stock (or other securities which are at the time issuable upon the exchange of a Preferred Share pursuant to this Agreement) as reported by Bloomberg, L.P. on the Principal Market.

“Common Stock” means Common Stock, $0.001 par value, of Group.

“Exchange Notice” means a notice in the form of Exhibit A to this Agreement.

“Excluded Shares” means (i) shares of Common Stock issued or issuable pursuant to this Agreement or Warrants issued to Lender, specifically including all shares of Common Stock which may be issued upon exchange hereunder or exercise thereof, (ii) shares of Common Stock issuable upon the exercise of any options or warrants outstanding on the date of this Agreement, (iii) shares of Common Stock issuable pursuant to or upon the conversion of any note, debenture, debt instrument and all other written agreements to which Group is a party on the date of this Agreement; (iv) shares of Common Stock (including grants, options and warrants) issuable pursuant to or in accordance with any plan for the benefit of employees, directors, officers, or consultants approved by Group’s Board of Directors; and (v) shares of Common Stock issued or issuable in connection with acquisitions made by Group or any of its directly or indirect subsidiaries.

“Original Issue Price” means One Hundred Dollars ($100).

“Preferred Share” means a Preferred Share of Holdings.

“Principal Market” means the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or SmallCap Market., the OTC Bulletin Board or the Pink Sheets LLC.

“Securities Act” means the United States Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

“Trading Day” means a day on which the Principal Market shall be open for business.

2.                                       Exchange

(a)                                  Optional Exchange

(i)                                     Subject to and upon compliance with the provisions of this Section 2, each Preferred Share shall, at the option of the holder thereof, be exchangeable at any time for that number of fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) as is determined by dividing the Original Issue Price by the Exchange Price (as defined in 2(d)) in effect at the time of conversion).

(ii)                                  To exchange Preferred Shares, the holder shall surrender the certificate or certificates representing such shares at any of the offices or agencies to be maintained for such purpose by Group and shall deliver an Exchange Notice to Group at such office or agency that the holder elects to exchange the Preferred Shares specified in said notice. Such notice shall also state the name or names, together with address or addresses, in which the certificate or certificates for shares of Common Stock, which shall be issuable in such exchange, shall be issued. Each certificate representing a Preferred Share surrendered for conversion shall, unless the shares issuable on exchange are to be issued in the same name as the name in which such share is registered, be accompanied by (A) instruments of transfer, in form satisfactory to Group, duly executed by the holder or his duly authorized attorney, (B) an amount sufficient to pay any transfer or similar tax, and (C) an opinion of counsel satisfactory to Group that the issuance of the shares issuable on exchange is exempt from the registration requirements of the Securities Act. Within three (3) Trading Days after the surrender of certificates representing such Preferred Shares and the receipt of such Exchange Notice, instruments of transfer, opinion,  and funds, if any, as aforesaid, Group shall issue and shall deliver at such office or agency to such holder, or as designated in such holder’s written instructions, a certificate or certificates for the number of full shares of Common Stock issuable upon the exchange of such Preferred Shares in accordance with the provisions of this Section 2 and a check or cash in respect of any fractional interest in a share of Common Stock arising upon such conversion, as provided in Section 2(c).

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(iii)                               Each exchange shall be deemed to have been effected immediately prior to the close of business on the date on which certificates representing such Preferred Shares shall have been surrendered and such Exchange Notice (and any applicable instruments of transfer and any required taxes) received by Group as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exchange shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date, and such exchange shall be based upon the Exchange Price in effect at such time on such date, unless the stock transfer books of the Group shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such exchange shall be based upon the Exchange Price in effect on the date upon which certificates representing such Preferred Shares shall have been surrendered and such Exchange Notice received by Group.

(iv)                              Notwithstanding anything contained in this Section 2(a) to the contrary, a holder of Preferred Shares shall not be entitled to exchange such shares for a number of shares of Common Stock which would exceed the difference between (i) 9.99% of the issued and outstanding shares of Common Stock and (ii) the number of shares of Common Stock beneficially owned by such holder.  For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act, as amended, and Regulation 13d-3 thereunder.  .

(b)                                 Mandatory Exchange

(i)                                     Each Preferred Share outstanding on the Mandatory Exchange Date (as defined herein) shall automatically and without any action on the part of the holder thereof, be exchanged for that number of fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) as is determined by dividing the Original Issue Price by the Exchange Price (as defined in Section 2(d)) in effect at the time of conversion.  The term “Mandatory Exchange Date” is the date, if any, as of  which all of the following has occured:

(A)                              The average Closing Price for the shares of Common Stock has been 200% or more than the Exchange Price for at least twenty (20) consecutive Trading Days (the “Triggering Period”);

(B)                                The average daily trading volume for any twenty (20) Trading Days during the Triggering Period has been 250,000 or more shares;

(C)                                The Common Stock is listed on the American Stock Exchange or the NASDAQ National Market System or SmallCap Market; and

(D)                               The Common Stock receivable upon such mandatory exchange may, at the time of the mandatory exchange, be resold either (i) pursuant to an effective registration statement under the Securities Act which the

3

holder of such Preferred Share is entitled to use or (iii) under Rule 144(K) under the Securities Act.

(ii)                                  On the Mandatory Exchange Date, all outstanding Preferred Shares shall be deemed to be exchanged automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to Group; provided, however, that Group shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon exchange of any Preferred Shares unless certificates evidencing such Preferred Shares are either delivered to Group or the holder notifies Group or Holdings that such certificates have been lost, stolen, or destroyed, and executes an agreement satisfactory to Group and Holdings to indemnify them from any loss incurred by them in connection therewith. Upon the occurrence of the automatic exchange of the Preferred Shares pursuant to this Section 2(b), the holders of the Preferred Shares shall surrender the certificates representing the Preferred Shares for which the Mandatory Exchange Date has occurred to Group, together with stock powers signed in blank, and Group shall deliver certificates for the shares of Common Stock issuable upon such exchange as soon as practicable following the holder’s delivery of the applicable certificates for the Preferred Shares.

(c)                                  No Fractional Shares

No fractional shares or scrip representing fractions of shares of Common Stock shall be issued upon exchange of the Preferred Shares. In lieu of any fractional interest in a share of Common Stock which would otherwise be deliverable upon the conversion of any Preferred Share, Group shall pay to the holder of such shares an amount in cash (computed to the nearest cent) equal to the Closing Price on the Trading Day next preceding the day of exchange multiplied by the fractional interest that otherwise would have been deliverable upon exchange of such share.

(d)                                 Exchange Price

The “Exchange Price” shall mean and be One Dollar and Eight Cents ($1.08), subject to adjustment from time to time by Group as follows:

(i)                                     In case Group shall (a) pay a dividend or make a distribution on its Common Stock, each in shares of Common Stock, (b) subdivide its outstanding shares of Common Stock into a greater number of shares, (c) combine its outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of its Common Stock any shares of capital stock of Group, then in each such case the Exchange Price in effect immediately prior to such action shall be adjusted so that the holder of any Preferred Share thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other capital stock of Group which such holder would have owned or been entitled to receive immediately following such action had such share been exchanged immediately prior to the occurrence of such event. An adjustment made pursuant to this subsection (i) shall become effective immediately after the record date, in the case of a dividend or distribution, or immediately after the effective date, in the case of a subdivision, combination or reclassification. If, as a result

4

of an adjustment made pursuant to this subsection (i), the holder of any Preferred Share shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of Group, the Board of Directors of Group (whose determination shall be conclusive) shall determine the allocation of the adjusted Exchange Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock.

(ii)                                  In case Group shall, by dividend or otherwise, distribute to all holders of its outstanding Common Stock any capital stock (other than Common Stock), cash, evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase securities of Group (excluding those referred to in subsection (iii) of this Section 2(d) and excluding dividends or distributions payable in stock for which adjustment is made pursuant to subsection (i) of this Section 2(d)) then in each such case the Exchange Price shall be adjusted so that the same shall equal the price determined by multiplying the Exchange Price in effect immediately prior to the record date of such distribution by a fraction of which the numerator shall be the average Closing Price of the Common Stock for the twenty (20) consecutive Trading Days preceding the record date less the fair market value on such record date (as determined by the Board of Directors, whose determination shall be conclusive) of the portion of the capital stock or assets or the evidences of indebtedness or assets so distributed to the holder of one share of Common Stock or of such subscription rights or warrants applicable to one share of Common Stock, and of which the denominator shall be such average Closing Price of the Common Stock for the twenty (20) consecutive Trading Days preceding the record date. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

(iii)                               If Group, at any time after the date of this Agreement and while any Preferred Share is outstanding (other than in a transaction resulting in an adjustment pursuant to Section 2(d)(i) or 2(d)(ii)):

(A)                              issues or sells, or is deemed to have issued or sold, any Common Stock, other than Excluded Shares;

(B)                                in any manner grants, issues or sells any rights, options, warrants, options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock other than Excluded Shares (such rights, options or warrants being herein called “Options” and such convertible or exchangeable stock or securities being herein called “Convertible Securities”); or

(C)                                in any manner issues or sells any Convertible Securities other than Excluded Shares;

for (1) with respect to paragraph (A) above, a price per share, or (2) with respect to paragraphs (B) or (C) above, a price per share (including the consideration per share paid on issuance of the Option or Convertible Securities) for which Common Stock issuable upon the exercise of such Options or upon conversion or exchange of such Convertible

5

Securities is less than the Exchange Price in effect immediately prior to such issuance, sale or grant, then, immediately after such issuance, sale or grant, the Exchange Price shall be reduced to the amount determined by dividing (1) the sum of (x) the product derived by multiplying the Exchange Price in effect immediately prior to such issue or sale by the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (y) the consideration, if any, received or deemed to have been received by the Company upon such issue or sale, by (2) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale. No modification of the issuance terms shall be made upon the actual issuance of such Common Stock upon exercise, conversion or exchange of such Options or Convertible Securities. If there is a change at any time in (i) the exercise price provided for in any Options, (ii) the additional consideration, if any, payable upon the issuance, conversion or exchange of any Convertible Securities or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock, then immediately after such change the Exchange Price shall be adjusted to the Exchange Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed exercise price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided that no adjustment shall be made if such adjustment would result in an increase of the Exchange Price then in effect. However, upon the expiration of any such Options or Convertible Securities, the issuance of which resulted in an adjustment in the Exchange Price pursuant to this Section 2(d)(iii), if all or any portion of any such Options or Convertible Securities shall not have been exercised, the Exchange Price shall immediately upon such expiration be increased to the price which it would have been after the issuance of such Options or Convertible Securities on the basis of Group offering for subscription, purchase, conversion, exchange or acquisition only that number of shares of Common Stock (if any) actually purchased upon the exercise of such Options or Convertible Securities actually exercised. For the purposes of this Section 2(d)(iii), the term “Common Stock Deemed Outstanding” means, at any given time, the sum of the number of shares of Common Stock actually outstanding at such time plus the number of shares of Common Stock issuable upon the exercise of all options, rights and warrants and the conversion or exchange of convertible or exchangeable securities outstanding at such time, whether or not such options, rights, or warrants, or convertible or exchangeable securities are actually exercisable, convertible or exchangeable at such time. For the purposes of this Section 2(d)(iii), the consideration for the issue or sale of any securities of Group shall, irrespective of the accounting treatment of such consideration, (x) insofar as it consists of cash, be computed at the net amount of cash received by Group, without deducting any expenses paid or incurred by Group or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale, and (y) insofar as it consists of property (including securities) other than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors of Group.

(iv)                              No adjustment in the Exchange Price shall be required to be made unless such adjustment would require an increase or decrease of at least one percent of such price; provided, however, that any adjustment which by reason of this subsection

6

(iv) is not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2(d) shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.  Anything in this Section 2(d) to the contrary notwithstanding, Group shall be entitled to make such reduction in the Exchange Price, in addition to those required by this Section 2(d), as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by Group to its stockholders shall not be taxable to the recipients.

(v)                                 Whenever the Exchange Price is adjusted as herein provided, Group shall mail or cause to be mailed by first class mail, postage prepaid, as soon as practicable to each holder of record of Preferred Shares a notice stating that the Exchange Price has been adjusted and setting forth the adjusted Exchange Price.

(vi)                              In the event that at any time, as a result of an adjustment made pursuant to subsection (i) of this Section 2(d), the holder of any Preferred Share thereafter surrendered for conversion shall become entitled to receive any shares of Group other than shares of Common Stock, thereafter the Exchange Price of such other shares so receivable upon conversion of any Preferred Share shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Section.

(e)                                  Notice

In case:

(i)                                     Group shall take any action which would require an adjustment in the Exchange Price pursuant to Section 2(d); or

(ii)                                  Group shall authorize the granting to the holders of its Common Stock generally of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights; or

(iii)                               there shall be any reorganization or reclassification of the Common Stock or any merger or consolidation to which Group is a party or any sale or transfer of all or substantially all of the property and assets of Group; or

(iv)                              there shall be a voluntary or involuntary dissolution, liquidation or winding-up of Group;

then in each such case Group shall cause to be given to the holders of Preferred Shares as promptly as possible, but in any event at least fifteen (15) days prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such action or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution, rights or warrants are to be determined, or (ii) the date on which such reorganization, reclassification, merger, consolidation, sale, transfer, dissolution,

7

liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, dissolution, liquidation or winding-up.

(f)                                    Reservation of Shares

Group covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting exchanges of Preferred Shares, the full number of shares of Common Stock deliverable upon the exchange of all outstanding Preferred Shares not theretofore converted and on or before (and as a condition of) taking any action that would cause an adjustment of the Exchange Price resulting in an increase in the number of shares of Common Stock deliverable upon exchange above the number thereof previously reserved and available therefor, Group shall take all such action so required. For purposes of this Section 2(f), the number of shares of Common Stock which shall be deliverable upon the exchange of all outstanding Preferred Shares shall be computed as if at the time of computation all outstanding Preferred Shares were held by a single holder.

(g)                                 Adjustment Below Par Value

Before taking any action which would cause an adjustment reducing the Exchange Price below the then par value (if any) of the shares of Common Stock deliverable upon conversion of the Preferred Shares, Group shall take such corporate action which may, in the opinion of its counsel, be necessary in order that Group may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Exchange Price.

(h)                                 Status of Common Stock

Group covenants that all shares of Common Stock which may be delivered upon exchange of Preferred Shares will upon delivery be duly and validly issued and fully paid and non-assessable.

(i)                                     Cooperation by Holdings

Holdings agrees to take all such action as may be reasonably requested by the other parties to this Agreement to complete the transactions contemplated hereby.

3.                                       Miscellaneous.

(a)                                  Notices.  Except as otherwise expressly provided herein, any notice herein required or permitted to be given shall be in writing and shall be deemed effective when personally delivered, mailed, telecopied (with a confirming copy sent by mail) or delivered by

8

telex to the appropriate party at the address set forth below (or at such other address as may be designated by either party in a written notice sent in accordance with this Section):

If to Group:

Stonepath Group, Inc.

World Trade Center

2200 Alaskan Way, Suite 200

Seattle, Washington 98134

Attention:  Mr. Robert Arovas, President

Telecopier No. (206) 356-5401

With a copy to:

Brian S. North, Esquire

Buchanan Ingersoll PC

1835 Market Street, 14th Floor

Philadelphia, PA  19103

Telecopier No. (215) 665-8760

If to Holdings:

Stonepath Holdings (Hong Kong) Limited

Unit 2602, 26th Floor, Miramar Tower

132 Nathan Road

Tsimshatsui, Kowloon

Hong Kong

Telecopier No. [*]

With a copy to:

Brian S. North, Esquire

Buchanan Ingersoll PC

1835 Market Street, 14th Floor

Philadelphia, PA  19103

Telecopier No. (215) 665-8760

If to Lender:

Hong Kong League Central Credit Union

Party Room 1-2, G/F Kam Wah House

Choi Hung Estate

Kowloon, Hong Kong

Telecopier No: 852 3101 0332

9

With copies to:

David L. Ficksman, Esquire

Troy & Gould

1801 Century Park East, 16th Floor

Los Angeles, California 90067

Telecopier No. (310) 201-4746

and

SBI Advisors, LLC

2361 Campus Drive, Suite 210

Irvine, CA  92612

Telecopier No.: 949-679-7280

(b)                                 Severability.  In case any provision in this Agreement shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of such contract and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(c)                                  Applicable Law.  This Agreement shall be governed by the laws of Delaware, exclusive of its conflicts of laws and choice of laws rules that would or may cause the application of the laws of any jurisdiction other than Delaware.

(d)                                 Counterparts; Facsimile Signatures.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile signatures to this Agreement shall be deemed to be original signatures.

(e)                                  Section Headings.  The various headings used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretations of this Agreement or any provision hereof.

(f)                                    Attorneys’ Fees.  In the event any party institutes any action or proceeding to enforce the terms and conditions of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees and costs.

(g)                                 WAIVER OF TRIAL BY JURY.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE NOTES, OR THE SECURITY AGREEMENT, THE SUBJECT MATTER HEREOF AND THEREOF OR ANY DOCUMENT RELATING HERETO OR THERETO, IN EACH CASE WHETHER NOW

10

EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT, TORT OR OTHERWISE.

(h)                                 Further Assurances. From time to time on and after the date of this Agreement, each party hereto will promptly execute and deliver all such further instruments and assurances, and will promptly take all such further actions, as the other party may reasonably request in order more effectively to effect or confirm the transactions contemplated by this Agreement and/or any of the Ancillary Agreements (as defined in the Exchange Agreement) and to carry out the purposes hereof and thereof.

IN WITNESS WHEREOF, the parties hereto do execute this Agreement as of the date first above written.

STONEPATH HOLDINGS
(HONG KONG) LIMITED

By:
Name:
Its:

STONEPATH GROUP, INC.

By:
Name:
Its:

SBI ADVISORS, LLC

By:
Name:
Its:

HONG KONG LEAGUE CENTRAL CREDIT UNION

By:
Name:
Its:

11

EXHIBIT A

EXCHANGE NOTICE

(To be executed by a holder of Preferred Shares in order to exchange them for Common Stock)

The undersigned hereby elects to exchange                of the Preferred Shares of Stonepath Holdings (Hong Kong) Limited represented by the certificate accompanying this Exchange Notice for shares of Common Stock of Stonepath Group Inc.

Date of Exchange:

Exchange Price:

Shares of Common
Stock to be Delivered:

Signature:

Print Name:

Address:

The undersigned represents and warrants that all offers and sales by the undersigned of the Common Stock issuable upon exchange of the attached Preferred Shares shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”) or pursuant to an exemption from registration under the Securities Act.

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EXHIBIT C

Company No.:816242

THE COMPANIES ORDINANCE

(CHAPTER 32)

ORDINARY AND SPECIAL RESOLUTIONS

OF

STONEPATH HOLDINGS (HONG KONG) LIMITED

(the “Company”)

PASSED ON OCTOBER 7, 2005

By resolutions in writing signed by all Shareholders of the Company pursuant to the Articles of Association of the Company on October 7, 2005, the following resolutions were duly passed as Ordinary and Special Resolutions:-

As Ordinary Resolution

“THAT the authorised capital of the Company be increased from HK$10,000.00 ordinary shares of HK$1.00 each to HK$58,000.00 by the creation of 48,000 Preferred Shares of HK$1.00 each which shall carry the rights and be subject to the restrictions set forth in the new Article 11 of the Articles of Association of the Company as adopted by Special Resolution (II) below.”

As Special Resolutions

“THAT:-

(I)                                    the Articles of Association of the Company be amended by deleting the definition of “business day” in its entirety and adding thereto the following as new definitions in the existing Article 2:-

“Business Day” means any day except a Saturday, a Sunday, or any day on which banking institutions in Hong Kong are required or authorized by law or other governmental action to be closed.

“Exchange Agreement” means the Exchange Agreement dated as of October 7, 2005 by an among the Company, Stonepath Group, Inc., Hong Kong League Central Credit Union and SBI Advisors, LLC.

“Market Value” means the average closing price of the Common Stock of Stonepath Group, Inc. (or other securities which are at the time issuable upon the exchange of a Preferred Share pursuant to the Preferred Shares Exchange Agreement) as reported by Bloomberg, L.P. on the Principal Market for the five (5) trading days immediately preceding a Triggering Event.

“Person” means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Preferred Shares Exchange Agreement” has the meaning set forth in the Exchange Agreement.

“Principal Market” means the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or SmallCap Market., the OTC Bulletin Board or the Pink Sheets LLC.

“Triggering Event” means any of the following:

(A)                              the occurrence of any default (or similar term) in the observance or performance of any other agreement or condition relating to any indebtedness for borrowed money of the Company which in the aggregate exceeds US$500,000 beyond the period of grace (if any), the effect of which default is to cause, or permit the holder or holders of such indebtedness to cause, such indebtedness to become due prior to its stated maturity;

(B)                                attachments or levies in excess of US$100,000 in the aggregate are made upon the Company’s assets or a judgment is rendered against any Company’s property involving a liability of more than US$100,000 which shall not have been vacated, discharged, stayed or bonded within ninety  (90) days from the entry thereof;

(C)                                the failure to perform under, and/or committing any breach of, in any material respect, the terms of the Preferred Shares (other than the payment of a dividend), which failure or breach shall continue without remedy for a period of thirty (30) days after the occurrence thereof; or

(D)                               the material breach or default by the Company of any of the material provisions or  material obligations of the Company under the Term Credit Agreement dated October 27, 2004 by and among the Company, Hong Kong League Central Credit Union, and SBI Advisors, LLC (as amended by the Amendment to Term Credit Agreement) or any of  the Ancillary Agreements (as defined in the Exchange Agreement).

(II)                                the Articles of Association of the Company be amended by adding thereto the following as new Article 11 and the existing Article 11 to 135 be renumbered accordingly as Article 12 to 136:-

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Preferred Shares

The following are the rights, designation, number, powers, preferences, limitations, restrictions, and relative rights and other matters relating to the Preferred Share of Company:

(i)                                     Designation and Number

A series of shares designated the “Preferred Shares,” is hereby established.  The number of shares of the Preferred Shares shall be forty eight thousand (48,000). The original issue price of the Preferred Shares shall be One Hundred Dollars (US$100.00) per share (the “Original Issue Price”).  The rights, preferences, privileges, and restrictions granted to and imposed on the Preferred Shares are as further set forth below.

(ii)                                  Ranking

The Preferred Shares shall rank, with respect to dividend distributions and distributions upon the liquidation, winding-up and dissolution of the Company, (i) senior to the ordinary shares of the Company (the “Ordinary Shares”) and to each other class or series of stock of the Company the terms of which do not expressly provide that it ranks senior to or on a parity with the Preferred Shares as to dividend distributions and distributions upon the liquidation, winding-up and dissolution of the Company (collectively referred to as “Junior Securities”); (ii) on a parity with any equity security, the terms of which expressly provide that such class or series will rank on a parity with the Preferred Shares as to dividend distributions and distributions upon the liquidation, winding-up and dissolution of the Company (collectively referred to as “Parity Securities”); and (iii) junior to any equity security, the terms of which expressly provide that such class or series will rank senior to the Preferred Shares as to dividend distributions and distributions upon liquidation, winding-up and dissolution of the Company (collectively referred to as “Senior Equity Securities”).  Nothing in this Section (ii) shall be deemed to limit the approval rights in Section (v)(B).

(iii)                               Dividends

(A)                              Each holder of Preferred Shares shall be entitled to receive dividends, accruing from the date of issuance (the “Preferred Shares Issue Date”) or the most recent Dividend Payment Date (as defined herein) on which dividends have been paid at an annual rate of twelve percent (12%) of the Original Issue Price for each Preferred Share held by such holder (as adjusted for splits, reverse splits, stock dividends, share combinations and the like), payable monthly in arrears on the first day of each calendar month (each, a “Dividend Payment Date”) to holders of record as of the twenty-fifth (25th) day of the preceding calendar month (the “Record Date”). Dividends on the Preferred Shares will be computed on the basis of a 360-day year consisting of twelve 30-day months. Holders of the Preferred Shares at the close of business on a Record Date will be entitled to receive an amount equal to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the exchange of

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such shares following such Record Date pursuant to the Preferred Shares Exchange Agreement.

(B)                                Dividends on the Preferred Shares shall be paid, at the option of the Company, in either (i) immediately available funds or (ii) in additional Preferred Shares. In the event the Company elects to pay a dividend in additional Preferred Shares, it shall deliver a number of Preferred Shares equal to the amount obtained by dividing the amount of the dividend payable by the Original Issue Price. The Company shall pay such dividend, including all shares (and any cash adjustment) within three (3) Business Days of the Dividend Payment Date for which such payment in additional Preferred Shares is elected.  In lieu of any fractional Preferred Share which would otherwise be issued in payment of a dividend on a Dividend Payment Date, the Company shall pay a cash adjustment in respect of such fractional interest in an amount in cash (computed to the nearest cent) equal to the Original Issue Price multiplied by the fractional interest to the nearest 1/100th of a percent that otherwise would have been issued in payment of such dividend.  On each Dividend Payment Date, all dividends which shall have accrued on each share of Preferred Shares outstanding on such Dividend Payment Date shall accumulate and be deemed to become due whether or not there shall be funds legally available for payment thereof.  No interest, sum of money in lieu of interest, other property or other securities shall be payable on or as a result of any dividend payment or payments being past due. Dividends paid on Preferred Shares in an amount less than the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

(C)                                If dividends are not paid in full, or declared in full and sums set aside for the payment thereof, upon the Preferred Shares and any Parity Securities, subject to the prior rights of holders of any Senior Equity Securities, all dividends declared upon shares of the Preferred Shares and such Parity Securities will when, as and if declared, be declared pro rata so that in all cases the amount of dividends declared and paid per share on the Preferred Shares and such Parity Securities will bear to each other the same ratio that accumulated dividends per share on the shares of Preferred Shares and such Parity Securities bear to each other. Except as set forth above, unless full cumulative dividends on the Preferred Shares have been paid, or declared and sums set aside for the payment thereof, dividends (other than in Ordinary Shares or other Junior Securities) may not be paid, or declared and sums set aside for payment thereof, and other distributions may not be made upon the Ordinary Shares or other Junior Securities, subject to the additional limitations contained in Section (v)(B); and no Ordinary Shares nor any other Junior Securities may be redeemed, purchased or otherwise

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acquired for any consideration by the Company (except by conversion into or exchange for other Junior Securities).

(D)                               Dividends on the Preferred Shares shall accrue whether or not the Company has earnings or profits, whether or not there are funds legally available for the payment of such dividends and whether or not dividends are declared.  Dividends will accumulate to the extent they are not paid on the Dividend Payment Date for the period to which they relate.

(E)                                 Any reference to “distribution” contained in this Section (iii) shall not be deemed to include any distribution made in connection with any liquidation, winding-up or dissolution of the Company, as to which Section (v) shall apply.

(iv)                              Liquidation Rights

Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Company, each holder of Preferred Shares will be entitled to payment out of the assets of the Company available for distribution of an amount equal to the Original Issue Price for each Preferred Share held by such holder, plus an amount equal to accrued and unpaid dividends, if any, to the date fixed for liquidation, dissolution or winding-up, in each case after any distribution is made on any Senior Equity Securities, but before any distribution is made on any Junior Securities, including, without limitation, the Ordinary Shares. After payment in full of the Original Issue Price and all other amounts to which holders of Preferred Shares are entitled pursuant to this Section (iv), such holders will not be entitled to any further participation in any distribution of assets of the Company.  If, upon any voluntary or involuntary liquidation, dissolution or winding-up of the Company, the amounts payable with respect to the Preferred Shares and all other Parity Securities are not paid in full, the holders of the Preferred Shares and the Parity Securities will share equally and ratably in any distribution of assets of the Company in proportion to the full liquidation preference and accumulated and unpaid dividends, if any, to which each is entitled (including, in the case of the Preferred Shares, all amounts payable pursuant to the first sentence of this Section (iv).

(v)                                 Voting Rights

(A)                              Except as otherwise provided herein or required by law, the holders of the Preferred Shares shall have no voting rights.

(B)                                In addition to any other vote or consent required by law, the vote or written consent of the holders of at least fifty-one percent (51%) of the outstanding Preferred Shares, voting together as a single class, shall be necessary for effecting any of the following actions:

(i)                                     authorizing, creating, or issuing (by reclassification, merger, consolidation, reorganization or otherwise) any Parity Securities or Senior Equity Securities;

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(ii)                                  repurchasing, redeeming or otherwise acquiring, or authorizing, designating or agreeing to any redemption terms relating to, any shares of capital stock of the Company;

(iii)                               amending, altering, or repealing (including by merger, consolidation, reorganization or otherwise) the Company’s Memorandum of Association or Articles of Association (whether by merger, consolidation, recapitalization or otherwise)  as to adversely affect the preferences, rights or privileges of, or the restrictions provided for the benefit of, the Preferred Shares;

(iv)                              altering or changing (including by merger, consolidation, reorganization or otherwise) the rights, preferences or privileges (whether by merger, consolidation, recapitalization or otherwise) of, or the restrictions provided for the benefit of, the Preferred Shares; or

(v)                                 increasing or decreasing the authorized number of Preferred Shares.

Each of the foregoing covenants and approval rights is separate and independent.

(vi)                              Mandatory Redemption

After the occurrence of a Triggering Event, each holder of a Preferred Share shall have the right, at such holder’s option, to require the Company to redeem such Preferred Shares at a price per share equal to the greater of (A) US$120 and (B) the Market Value of the number of shares of Common Stock of Stonepath Group, Inc. or other securities which are at the time issuable upon the exchange of such Preferred Share pursuant to the Preferred Shares Exchange Agreement.

(vii)                           Headings of Subdivisions

The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

(viii)                        Severability of Provisions

If any of the voting powers, preferences and relative, optional and other special rights of the Preferred Shares and qualifications, limitations and restrictions thereof set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, optional and other special rights of Preferred Shares and qualifications, limitations and restrictions thereof set forth herein which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative, optional and other special rights of Preferred Shares and qualifications, limitations and

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restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences and relative optional or other special rights of Preferred Shares and qualifications, limitations and restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences and relative, optional or other special rights of Preferred Shares and qualifications, limitations and restrictions thereof unless so expressed herein.

(ix)           Reissuance of Preferred Shares

Preferred Shares that have been issued and reacquired by the Company in any manner, including shares purchased or exchanged, shall (upon compliance with any applicable provisions of the laws of Hong Kong) have the status of authorized but unissued shares of the Company undesignated as to series and may be designated or redesignated and issued or reissued; provided that any issuance of such shares must be in compliance with the terms hereof.

(x)            Mutilated or Missing Preferred Shares Certificates; Office

If any Preferred Share certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and in substitution for and upon cancellation of the mutilated Preferred Share certificate, or in lieu of and substitution for the Preferred Share certificate lost, stolen or destroyed, a new Preferred Share certificate of like tenor and representing an equivalent number of Preferred Shares, but only upon receipt of evidence of such loss, theft or destruction of such Preferred Share certificate and indemnity, if requested, satisfactory to the Company.  The Company will, so long as any Preferred Shares are outstanding, maintain an office or agency where such shares may be presented for registration.  Any holder of Preferred Shares may inspect the register of holders and their addresses at such office or agency.

(xi)           No Impairment; No Issuance of Senior Equity Securities

The Company will not, by amendment of its Memorandum of Association or Articles of Association, or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Preferred Shares against impairment.  The Company shall not issue any Senior Equity Securities without the prior written consent of the holders of the Preferred Shares pursuant to Section v(B).

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(III)         the New Memorandum and New Articles of Association in the form Appendix I attached hereto in substitution for the existing Memorandum and Articles of Association of the Company.”

Stonepath Group, Inc.	Dennis Lindsay PELINO
Shareholder	Shareholder

Jason Fayez TOTAH
Shareholder

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Draft of October 14, 2005

EXHIBIT D

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.  THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO STONEPATH GROUP, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase up to 277,778 Shares of Common Stock of
Stonepath Group, Inc.
(subject to adjustment as provided herein)

COMMON STOCK PURCHASE WARRANT

No.	Issue Date: October [*], 2005

STONEPATH GROUP, INC., a corporation organized under the laws of the State of Delaware (the “Company”), hereby certifies that, for value received, Hong Kong League Central Credit Union, or assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company (as defined herein) from and after the Issue Date of this Warrant and at any time or from time to time before 5:00 p.m., New York time, through the close of business on October [*], 2009 (the “Expiration Date”), up to Two Hundred Seventy Seven Thousand Seven Hundred Seventy Eight (277,778) fully paid and nonassessable shares of Common Stock (as hereinafter defined), $0.001 par value per share, at the applicable Exercise Price per share (as defined below).  The number and character of such shares of Common Stock and the applicable Exercise Price per share are subject to adjustment as provided herein.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

1.             The term “Common Stock” includes (i) the Company’s Common Stock, par value $0.001 per share; and (ii) any other securities into which or for which any of the securities described in the preceding clause (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

2.             The term “Company” shall include Stonepath Group, Inc. and any person or entity which shall succeed, or assume the obligations of, Stonepath Group, Inc. hereunder.

(c)           The term “Excluded Shares” means (i) shares of Common Stock issued or issuable pursuant to this Warrant or the Preferred Shares Exchange Agreement, specifically including all shares of Common Stock which may be issued upon exercise hereof or upon exchange thereunder, (ii) shares of Common Stock issuable upon the exercise of any options or warrants outstanding on the date of this Agreement, (iii) shares of Common Stock issuable pursuant to or upon the conversion of any note, debenture, debt instrument and all other written agreements to which Group is a party on the date of this Agreement; (iv) shares of Common Stock (including grants, options and warrants) issuable pursuant to or in accordance with any plan for the benefit of employees, directors, officers, or consultants approved by Group’s Board of Directors; and (v) shares of Common Stock issued or issuable in connection with acquisitions made by Group or any of its direct or indirect subsidiaries.

3.             The “Exercise Price” shall be $1.13 per share.

4.             The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

5.             The term “Preferred Shares Exchange Agreement” means the Preferred Shares Exchange Agreement dated as of October [*], 2005 by and among Stonepath Holdings (Hong Kong) Limited, Group, Hong Kong League Central Credit Union, and SBI Advisors, LLC.

1.             Exercise of Warrant.

1.1.          Number of Shares Issuable upon Exercise.  From and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Warrant in whole or in part, by delivery of an original or fax copy of an exercise notice in the form attached hereto as Exhibit A (the “Exercise Notice”), accompanied by payment of the then applicable Exercise Price, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

1.2.          Fair Market Value.  For purposes hereof, the “Fair Market Value” of a share of Common Stock as of a particular date (the “Determination Date”) shall mean:

(a)           If the Company’s Common Stock is traded on the American Stock Exchange or another national exchange or is quoted on the National or SmallCap Market of The Nasdaq Stock Market, Inc. (“Nasdaq”), then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

(b)           If the Company’s Common Stock is not traded on the American Stock Exchange or another national exchange or on the Nasdaq but is traded on the NASD Over

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the Counter Bulletin Board, then the mean of the average of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

(c)           Except as provided in clause (d) below, if the Company’s Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then in effect of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

(d)           If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company’s charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of the Warrant are outstanding at the Determination Date.

1.3.          Company Acknowledgment.  The Company will, at the time of the exercise of this Warrant, upon the request of the Holder acknowledge in writing its continuing obligation to afford to the Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant.  If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder any such rights.

1.4.          Trustee for Warrant Holders.  In the event that a bank or trust company shall have been appointed as trustee for the Holder of this Warrant, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

2.             Procedure for Exercise.

2.1.          Delivery of Stock Certificates, Etc., on Exercise.  The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment shall have been made for such shares in accordance herewith.  As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which the Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other

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stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

2.2.          Exercise.  Payment may be made, in the Holder’s discretion, either in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price, for the number of Common Shares specified in such Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder pursuant to the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

3.             Effect of Reorganization, Etc.; Adjustment of Exercise Price.

3.1.          Reorganization, Consolidation, Merger, Etc.  In case at any time or from time to time the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

3.2.          Dissolution.  In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, concurrently with any distributions made to holders of its Common Stock, shall at its expense deliver or cause to be delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder pursuant to Section 3.1, or, if the Holder shall so instruct the Company, to a bank or trust company specified by the Holder and having its principal office in New York, NY as trustee for the Holder (the “Trustee”), in each case against payment of the Exercise Price by the Holder.

3.3.          Continuation of Terms.  Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4.  In the event this Warrant does not continue in full force and effect after the consummation of the

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transactions described in this Section 3, then the Company’s securities and property (including cash, where applicable) receivable by the Holder will be delivered to the Holder or the Trustee as contemplated by Section 3.2.

3.4           Other Adjustments. If the Company, at any time after the date of this Warrant is outstanding (other than in a transaction subject to Section 3.1 or 4):

(A)          issues or sells, or is deemed to have issued or sold, any Common Stock, other than Excluded Shares;

(B)           in any manner grants, issues or sells any rights, options, warrants, options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock other than Excluded Shares (such rights, options or warrants being herein called “Options” and such convertible or exchangeable stock or securities being herein called “Convertible Securities”); or

(C)           in any manner issues or sells any Convertible Securities other than Excluded Shares;

for (1) with respect to paragraph (A) above, a price per share, or (2) with respect to paragraphs (B) or (C) above, a price per share (including the consideration per share paid on issuance of the Option or Convertible Securities) for which Common Stock issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Exercise Price in effect immediately prior to such issuance, sale or grant, then, immediately after such issuance, sale or grant, the Exercise Price shall be reduced to the amount determined by dividing (1) the sum of (x) the product derived by multiplying the Exercise Price in effect immediately prior to such issue or sale by the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (y) the consideration, if any, received or deemed to have been received by the Company upon such issue or sale, by (2) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale. No modification of the issuance terms shall be made upon the actual issuance of such Common Stock upon exercise, conversion or exchange of such Options or Convertible Securities. If there is a change at any time in (i) the exercise price provided for in any Options, (ii) the additional consideration, if any, payable upon the issuance, conversion or exchange of any Convertible Securities or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock, then immediately after such change the Exercise Price shall be adjusted to the Excercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed exercise price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided that no adjustment shall be made if such adjustment would result in an increase of the Exercise Price then in effect. However, upon the expiration of any such Options or Convertible Securities, the issuance of which resulted in an adjustment in the Exercise Price pursuant to this Section 3.4, if all or any portion of any such Options or Convertible Securities shall not have been exercised, the Exercise Price shall immediately upon such expiration be increased to the price which it would have been after the issuance of such Options or Convertible

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Securities on the basis of the Company offering for subscription, purchase, conversion, exchange or acquisition only that number of shares of Common Stock (if any) actually purchased upon the exercise of such Options or Convertible Securities actually exercised. For the purposes of this Section 3.4, the term “Common Stock Deemed Outstanding” means, at any given time, the sum of the number of shares of Common Stock actually outstanding at such time plus the number of shares of Common Stock issuable upon the exercise of all options, rights and warrants and the conversion or exchange of convertible or exchangeable securities outstanding at such time, whether or not such options, rights, or warrants, or convertible or exchangeable securities are actually exercisable, convertible or exchangeable at such time. For the purposes of this Section 3.4, the consideration for the issue or sale of any securities of the Company shall, irrespective of the accounting treatment of such consideration, (x) insofar as it consists of cash, be computed at the net amount of cash received by the Company, without deducting any expenses paid or incurred by the Company or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale, and (y) insofar as it consists of property (including securities) other than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors of the Company.

3.5           Minimum Adjustment. No adjustment in the Exercise Price shall be required to be made unless such adjustment would require an increase or decrease of at least one percent of such price; provided, however, that any adjustment which by reason of this Section 3.5 is not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 3 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.  Anything in this Section 3.5 to the contrary notwithstanding, the Company shall be entitled to make such reduction in the Exercise Price, in addition to those required by this Section 3.5, as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable to the recipients.

4.             Extraordinary Events Regarding Common Stock.  In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock or any preferred stock issued by the Company, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4.  The number of shares of Common Stock that the Holder shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on

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such exercise by a fraction of which (a) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Exercise Price in effect on the date of such exercise (taking into account the provisions of this Section 4).

5.             Certificate as to Adjustments.  In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of this Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant.  The Company will forthwith mail a copy of each such certificate to the Holder and any Warrant agent of the Company (appointed pursuant to Section 11 hereof).

6.             Reservation of Stock, Etc., Issuable on Exercise of Warrant.  The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

7.             Assignment; Exchange of Warrant.  Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a “Transferor”) in whole or in part.  On the surrender for exchange of this Warrant, with the Transferor’s endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form”) and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, the provision of a legal opinion from the Transferor’s counsel (at the Transferor’s expense) that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense (but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a “Transferee”), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

8.             Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

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9.             Registration Rights.  The initial holder of this Warrant has been granted certain registration rights by the Company.  These registration rights are set forth in an Exchange Agreement entered into by the Company, Holder, and others dated as of the date hereof, as the same may be amended, modified and/or supplemented from time to time.

10.           Maximum Exercise.  Notwithstanding anything contained herein to the contrary, the Holder shall not be entitled to exercise this Warrant in connection with that number of shares of Common Stock which would exceed the difference between (i) 9.99% of the issued and outstanding shares of Common Stock and (ii) the number of shares of Common Stock beneficially owned by the Holder.  For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act, as amended, and Regulation 13d-3 thereunder.

11.           Warrant Agent.  The Company may, by written notice to the Holder of the Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

12.           Transfer on the Company’s Books.  Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

13.           Notices, Etc.  All notices and other communications from the Company to the Holder shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder from time to time.

14.           Miscellaneous.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.  THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.  ANY ACTION BROUGHT CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS WARRANT SHALL BE BROUGHT ONLY IN THE STATE COURTS OF DELAWARE OR IN THE FEDERAL COURTS LOCATED IN THE STATE OF DELAWARE.  The individuals executing this Warrant on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorneys’ fees and costs.  In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant.  The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.  The Company acknowledges that legal counsel participated in the preparation of this Warrant and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the

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drafting party shall not be applied in the interpretation of this Warrant to favor any party against the other party.

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

STONEPATH GROUP, INC.

WITNESS:
By:
Name:
Title:

9

Draft of October 14, 2005

Exhibit A

FORM OF SUBSCRIPTION
(To Be Signed Only On Exercise Of Warrant)

TO:         Stonepath Group, Inc.

World Trade Center

2200 Alaskan Way, Suite 200

Seattle, Washington 98121

Attention:              Chief Financial Officer

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.        ), hereby irrevocably elects to purchase :

shares of the Common Stock covered by such Warrant.

The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is $                  .  Such payment takes the form of:

$ in lawful money of the United States.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to                                                                                            whose address is                                                                                                                                                                                              .

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”) or pursuant to an exemption from registration under the Securities Act.

Dated:
(Signature must conform to name of holder as specified on the face of the Warrant)

Address:

A-1

Exhibit B

FORM OF TRANSFEROR ENDORSEMENT
(To Be Signed Only On Transfer Of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of Stonepath Group, Inc. into which the within Warrant relates specified under the headings “Percentage Transferred” and “Number Transferred,” respectively, opposite the name(s) of such person(s) and appoints each such person attorney to transfer its respective right on the books of Stonepath Group, Inc. with full power of substitution in the premises.

Transferees	Address	Percentage Transferred	Number Transferred

Dated:
(Signature must conform to name of holder as specified on the face of the Warrant)

Address:

SIGNED IN THE PRESENCE OF:

(Name)

ACCEPTED AND AGREED:
[TRANSFEREE]

(Name)

A-1